Exhibit 99.34

GOLDGROUP ANNOUNCES NON-BROKERED PRIVATE PLACEMENT

Vancouver, British Columbia (August 21, 2025) Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V:GGA, OTC:GGAZF) is pleased to announce that it has arranged a non-brokered private placement of up to 5,000,000 units of the Company (“Units”) at a price of $0.80 per Unit for aggregate gross proceeds of up to $4,000,000 (the “Private Placement’). Each Unit will consist of one common share (a “Common Share”) and one-half common share purchase warrant, with each full warrant (a “Warrant”) being exercisable to purchase one additional Common Share at a price of $1.10 for twenty-four (24) months from the date of issuance.

The Company intends to pay finders' fees to eligible finders, in accordance with applicable securities laws and the policies of the TSX Venture Exchange (“TSXV”). The Private Placement is subject to approval of the TSXV, and all securities issued under the Private Placement will be subject to statutory hold periods expiring four months and one day from the date of closing of the Private Placement.

As previously disclosed, Goldgroup Mining is strategically positioning itself for growth organically through its ongoing optimization program at its Cerro Prieto mine, as well as through targeted acquisitions in the mining sector. The net proceeds from this Private Placement will be primarily dedicated to the diligent assessment and strategic pursuit of acquisition opportunities. With a focus on enhancing shareholder value, the Company aims to leverage these funds to acquire promising mining assets, potentially including operating mines or strategic stakes in other mining companies. The Company cautions that it has been searching for and conducting due diligence on mineral projects that Management believes would enhance the Company’s portfolio of existing projects for some time, but to date has not proceeded past the due diligence stage. Accordingly, the Company warns that there is no assurance that a suitable project will be identified, satisfactory due diligence conducted and any acquisition transaction completed. Further, investors should be aware that completing a transaction in most circumstances can take many months.

THIS PRESS RELEASE, PROVIDED PURSUANT TO APPLICABLE CANADIAN REQUIREMENTS, IS NOT FOR DISTRIBUTION TO UNITED STATES NEWS SERVICES OR FOR DISSEMINATION IN THE UNITED STATES, AND DOES NOT CONSTITUTE AN OFFER OF THE SECURITIES DESCRIBED HEREIN. THE OFFERING IN QUESTION HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND THE SECURITIES SOLD IN SUCH OFFERING MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS ABSENT REGISTRATION OR APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

About Goldgroup

Goldgroup is a Canadian-based mining Company that owns and operates the Cerro Prieto heap-leach gold mine located in the State of Sonora, Mexico and is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO

+1 (604) 764-0965

THIS PRESS RELEASE, PROVIDED PURSUANT TO APPLICABLE CANADIAN REQUIREMENTS, IS NOT FOR DISTRIBUTION TO UNITED STATES NEWS SERVICES OR FOR DISSEMINATION IN THE UNITED STATES.

Neither the TSX Venture Exchange nor its Regulation Service Provider accepts responsibility for the adequacy or accuracy of this release.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Such securities have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and, accordingly, may not be offered or sold within the United States, or to or for the account or benefit of persons in the United States or “U.S. Persons”, as such term is defined in Regulation S promulgated under the U.S. Securities Act, unless registered under the U.S. Securities Act and applicable state securities laws or pursuant to an exemption from such registration requirements.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding TSXV acceptance of and closing the Private Placement. Many of these assumptions are based on factors and events that are not within the control of Goldgroup and there is no assurance they will prove to be correct.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: non-completion of any proposed transactions; receipt of all required stock exchange and regulatory approvals,; the continued listing and trading of the Company’s common shares; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s MD&A and other public disclosure by Goldgroup. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.